UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2016

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its Charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5851 Legacy Circle, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 578-5000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 15, 2016, LegacyTexas Financial Group, Inc. (the “Company”) announced the pricing of its previously announced underwritten public offering (the “Offering”) of $50,000,000 aggregate principal amount of its 5.50% Fixed-to-Floating Rate Subordinated Notes due 2025 (the “Offered Notes”).  The Offered Notes are being offered as additional notes under the indenture pursuant to which the Company previously issued $75,000,000 in aggregate principal amount of 5.50% Fixed-to-Floating Rate Subordinated Notes due 2025 (together with the Offered Notes, the “Notes”).

The Company has committed to the Federal Reserve Bank of Dallas that except for any redemption, in connection with (i) a change or prospective change in law that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes, (ii) an event that precludes the Notes from being recognized as Tier 2 Capital for regulatory capital purposes, or (iii) the Company becoming required to register as an investment company under the Investment Company Act of 1940, as amended, the Company will not redeem any of the Notes before the date that is five years after the date of the issuance of the Offered Notes, which is expected to take place on September 20, 2016, subject to customary closing conditions.

The press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any offer or sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful.  The Offering will be made only by means of a prospectus supplement and accompanying base prospectus.  The Company has filed a registration statement (File No. 333-208026) (including a base prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (the “SEC”) and will file a final prospectus supplement with the SEC (together with the preliminary prospectus supplement, the “prospectus supplements”). Prospective investors should read the registration statement including the base prospectus, the preliminary prospectus supplement, the final prospectus supplement (when available) and the other documents the Company has filed with the SEC for more complete information about the Company, the Offering and the Notes.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegacyTexas Financial Group, Inc.

Date: September 15, 2016	By:	J. Mays Davenport
		Name:	J. Mays Davenport
		Title:	Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated September 15, 2016